Exhibit 10.1

Genius Sports Limited

Amended and Restated Solicitation Agent Agreement

New York, New York

December 20, 2022

BofA Securities, Inc.,

as Solicitation Agent

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Genius Sports Limited, a non-cellular company limited by shares incorporated and registered under the laws of the Island of Guernsey (the “Company” or “we”), and BofA Securities, Inc. (the “Solicitation Agent” or “you”) entered into a Solicitation Agent Agreement on November 18, 2022. The Company and Solicitation Agent hereby agree that the Prior Agreement shall be amended and restated in its entirety by this Agreement and agree as follows.

The Company plans to solicit consents (the “Consents”) from the holders of outstanding warrants (the “Warrants”) (as described in the Offering Documents (as defined below), the “Consent Solicitation”) to amend the Warrant Agreement so that any Warrants not exercised by a holder thereof on or prior to the Expiration Date shall be exercised automatically on the holder’s behalf on the first Trading Day following the Expiration Date on a cashless basis at an Exercise Price (as such term is defined in the Warrant Agreement) that is 76.6% of the volume-weighted average price per Ordinary Share for the one-Trading Day period on the Trading Market on January 17, 2023, or 0.234 Ordinary Shares per Warrant, which is 10% less than the ratio of Ordinary Shares per Warrant at the Reduced Exercise Price, on or prior to the Expiration Date (the “Warrant Amendment No. 2”). Subject to the terms and conditions set forth in the Offering Documents, if Consents are received from the holders of at least 50% of the number of the then outstanding Warrants (which is the minimum number required to amend the Warrant Agreement), the Warrant Amendment No. 2 shall be adopted.

Simultaneous with the Consent Solicitation and conditioned upon obtaining the requisite consent to the Warrant Amendment No. 2 in the Consent Solicitation, the Company plans to allow the holders of the Warrants to exercise the Warrants at the Reduced Exercise Price, pursuant to the terms of the Warrant Agreement, as amended by Warrant Amendment No. 1, with such exercises to occur on the Expiration Date.

Certain terms used herein are defined in Section 20 hereof.

Any reference herein to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, or the Prospectus shall be deemed to refer to and include the documents incorporated therein by reference which were filed under the Exchange Act on or before the filing of the Pre-Effective Registration Statement, the Effective Date, or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the initial filing of the Pre-Effective Registration Statement, the Effective Date, or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

1. Appointment as Solicitation Agent.

(a) The Solicitation Agent will act as the exclusive solicitation agent for the Exercise and the Consent Solicitation in accordance with your customary practices, including without limitation to use commercially reasonable efforts to solicit Consents pursuant to the Consent Solicitation, solicit exercises of the Warrants pursuant to the Exercise and to assist in the distribution of the Offering Documents and to perform such services as are customarily performed by investment banking firms acting as solicitation agents of a Consent Solicitation or an Exercise, as applicable, of like nature.

(b) You agree that all actions taken by you as Solicitation Agent have complied and will comply in all material respects with all applicable laws, regulations and rules of the United States, including, without limitation, the applicable rules and regulations of the registered national securities exchanges of which you are a member and of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(c) The Solicitation Agent, in its sole discretion, may continue to own or dispose of, in any manner it may elect, any Warrants it may beneficially own at the date hereof or hereafter acquire, in any such case, subject to applicable law. The Solicitation Agent has no obligation to the Company, pursuant to this Agreement or otherwise, to exercise or refrain from exercising Warrants beneficially owned by it in any Exercise or to deliver Consents in any Consent Solicitation. The Solicitation Agent acknowledges and agrees that if the Consent Solicitation and/or the Exercise is not consummated for any reason, the Company shall have no obligation, pursuant to this Agreement or otherwise, to acquire any Warrants from the Solicitation Agent or otherwise to hold the Solicitation Agent harmless with respect to any losses it may incur in connection with the resale to any third parties of any Warrants.

(d) The Company agrees that it will not file, use or publish any material in connection with the Consent Solicitation and/or the Exercise, use the name BofA or BofA Securities, Inc. or refer to you or your relationship with the Company, without your prior written consent to the form of such use or reference. There shall be no fee for any such permitted use or reference other than as set forth herein.

2. Compensation. The Company shall pay to you in respect of your services as Solicitation Agent the fee set forth in the letter agreement, dated November 11, 2022, between the Company and the Solicitation Agent. The Company shall also promptly reimburse you, without regard to the consummation of the Exercise and/or the Consent Solicitation, for (i) your reasonable out-of-pocket expenses in preparing for and performing your functions as Solicitation Agent; and (ii) the reasonable fees, costs, and out-of-pocket expenses of your external legal counsel, White & Case LLP, for their representation of you incurred in connection with the Consent Solicitation and the Exercise, not to exceed $200,000, in the aggregate, without the prior written consent of the Company.

3. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 3:

(a) Form F-4. The Company has prepared and filed with the Commission the Pre-Effective Registration Statement, including a related Preliminary Prospectus, in connection with the Exercise and the Consent Solicitation, in the form previously delivered to you. The Pre-Effective Registration Statement will have been declared effective by the Commission prior to the Expiration Date and any request on the part of the Commission or any other federal, state or local or other governmental or regulatory agency, authority or instrumentality or court or arbitrator for the amending or supplementing of the Offering Documents or for additional information has been complied with. The Company meets the conditions for the use of Form F-4 with respect to the Registration Statement in connection with the Consent Solicitation and the Exercise as contemplated by this Agreement.

(b) Pre-Effective Registration Statement, Registration Statement, Preliminary Prospectus and Prospectus. (i) The Pre-Effective Registration Statement and any amendment thereto, as of the date it is first filed and as of the Commencement Date, and the Registration Statement, as of the Effective Date, the Expiration Date, and the Exercise Date, and the Preliminary Prospectus and any amendments and supplements thereto, as of its date, respectively, comply, and will comply, in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto) as of the date it is first filed in accordance with Rule 424(b) under the Securities Act (if it is so filed) and the Exercise Date, will comply, in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (iii) the Pre-Effective Registration Statement and any amendment thereto, as of the date it is first filed and as of the Commencement Date, did not contain, and the Registration Statement, as of the Effective Date, the Expiration Date, and the Exercise Date, will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus as of its date did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), the Expiration Date, and the Exercise Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Solicitation Agent expressly for inclusion therein (the “Solicitation Agent Information”), it being understood that the Solicitation Agent Information shall include only the name and the contact information of the Solicitation Agent.

(c) Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement, the Prospectus, and Schedule TO, when they became effective or were filed with the Commission, and as amended and/or restated since the time of their initial filing, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Solicitation Agent Information.

(d) Schedule TO. The Company duly filed with the Commission the Schedule TO on November 18, 2022 and Amendment No. 1 to the Schedule TO on December 16, 2022, pursuant to Rule 13e-4, as promulgated by the Commission under the Exchange Act. (i) On the Commencement Date, the Company will duly file with the Commission Amendment No. 2 to the Schedule TO pursuant to Rule 13e-4 promulgated by the Commission under the Exchange Act, a copy of which Amendment No. 2 to Schedule TO (including the documents required by Item 12 thereof to be filed as exhibits thereto) in the form in which it is to be so filed has been or will be furnished to the Solicitation Agent; (ii) any further amendments to the Schedule TO and the final form of all such documents filed with the Commission or published, sent, or given to holders of Warrants will be furnished to you prior to any such amendment, filing, publication, or distribution; (iii) the Schedule TO as so filed and as amended or supplemented from time to time complied and will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; and (iv) the Schedule TO as filed or as amended or supplemented from time to time did not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, except that the Company makes no representation or warranty with respect to any statement contained in, or any matter omitted from, the Schedule TO and in conformity with the Solicitation Agent Information.

(e) Rule 165 Material. The Rule 165 Material when filed with the Commission complied or will comply in all material respects with the applicable requirements of the Securities Act; and no Rule 165 Material, at the time of first use, when taken together with each Preliminary Prospectus and the Prospectus, as then amended or supplemented, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Rule 165 Material made in reliance upon and in conformity with the Solicitation Agent Information.

(f) No Stop Orders. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the knowledge of the Company, threatened by the Commission.

(g) Emerging Growth Company. From the time of initial filing of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act (an “Emerging Growth Company”).

(h) Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Solicitation Agent with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Solicitation Agent to engage in Testing-the-Waters Communications. The Company reconfirms that the Solicitation Agent has been authorized to act on its behalf in undertaking Testing-the-Waters Communications with respect to the Consent Solicitation and the Exercise. The Company has not distributed or approved for distribution any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(i) Financial Statements. The financial statements included or incorporated by reference in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its wholly-owned direct and indirect subsidiaries (collectively, the “Subsidiaries” and each, a “Subsidiary”) as of the dates shown and the statement of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year end adjustments in the Company’s quarterly financial statements or as may be expressly stated in the notes thereto. The other financial information included or incorporated by reference in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Company and its Subsidiaries present fairly in all material respects the information shown thereby. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus under the Securities Act or the rules and regulations promulgated thereunder. All disclosures contained in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical, industry-related and market-related data included or incorporated by reference in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus are not based on or derived from sources which the Company reasonably and in good faith believes to be reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.

(j) No Material Adverse Change. There has not occurred any Material Adverse Change, or any development involving a prospective Material Adverse Change, since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus.

(k) Organization and Good Standing. Each of the Company and each Subsidiary has been (i) duly incorporated or formed, as the case may be, is validly existing and in good standing (to the extent the concept of good standing or any functional equivalent is applicable in such jurisdiction) under the laws of the jurisdiction of its incorporation or formation, as the case may be, with the power (corporate or other) and authority to own or lease its properties and to conduct its business as described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, and (ii) duly qualified as a foreign corporation or other entity for the transaction of business and is in good standing (to the extent the concept of good standing or any functional equivalent is applicable in such jurisdiction) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

(l) Capitalization. The Company has an authorized capitalization as set forth in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and conform in all material respects to the description of the capital stock contained in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus. Except as described in or expressly contemplated by the Preliminary Prospectus and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or the Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any shares of capital stock of the Company or the Subsidiaries, any such convertible or exchangeable securities or any such rights, warrants or options; and all of the issued shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable (except, in the case of any foreign Subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims described in the Offering Documents. The Ordinary Shares to be issued upon exercise of the Warrants as contemplated by the Offering Documents have been duly authorized and, when issued and delivered as contemplated therein, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description of the Ordinary Shares contained in the Offering Documents; neither the filing of the Registration Statement nor the issuance of the Ordinary Shares as contemplated by the Offering Documents will give rise to any preemptive or similar rights, other than those which have been waived or satisfied.

(m) Required Filings. The Company has filed with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exercise and the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

(n) Compliance. The Company has complied in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder in connection with the Exercise and the Consent Solicitation, the Offering Documents and the transactions contemplated hereby and thereby. The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Company has not received from the Commission any written comments, questions or requests for modification of disclosure in respect of any reports filed with the Commission pursuant to the Exchange Act, except for comments, questions or requests (i) that have been satisfied by the provision of supplemental information to the staff of the Commission, or (ii) in respect of which the Company has agreed with the staff of the Commission to make a prospective change in future reports filed by it with the Commission pursuant to the Exchange Act, of which agreement the Solicitation Agent and its counsel have been made aware.

(o) Stock Options. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(p) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and each other Transaction Document, and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and each other Transaction Document and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken. This Agreement and each other Transaction Document has been or will be duly authorized, executed and delivered by the Company, as applicable.

(q) No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organization document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) No Conflicts. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document, the conduct and consummation of the Exercise and Consent Solicitation, and the consummation by the Company of any other transactions contemplated by this Agreement, any other Transaction Document, or the Preliminary Prospectus and the Prospectus will not result in a breach or violation of any of the terms or provisions of, or constitute a default under (A) any indenture, mortgage, deed of trust, loan agreement, credit facility, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its Subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties (including federal and state securities laws and regulations), except, in the case of clauses (A) and (C), for such breaches or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the offer and sale of the Ordinary Shares to be issued upon the exercise of the Warrants as contemplated by the Offering Documents, except such as (i) have been obtained under the Securities Act, (ii) may be required under the rules and regulations of FINRA, (iii) the approval for listing on the New York Stock Exchange (“NYSE”), and (iv) such consents, approvals, authorizations, orders, registrations or qualifications as may have been obtained or as may be required under state securities or Blue Sky laws of the various states, (v) post-closing notices to certain state or foreign regulatory bodies that the transactions contemplated by this Agreement have been consummated, and (vi) filings with, notices to or approvals from the applicable gaming authorities, which have been made or obtained or will be obtained at or prior to the closing date of the transactions contemplated by this Agreement.

(t) No Legal Proceedings. Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or to which any of the properties of the Company or any of its Subsidiaries or, to the Company’s knowledge, any officer or director of the Company is subject which, if determined adversely to the Company or any of its Subsidiaries or such officer or director would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by any governmental or regulatory authorities or others; there are no current or pending proceedings that are required under the Securities Act to be described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus that are not so described therein; and there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to, incorporated by reference in, or described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus that are not so filed as exhibits or incorporated by reference therein or accurately described in all material respects therein.

(u) Independent Accountants. WithumSmith+Brown, PC, which has certified certain financial statements of the Company and its Subsidiaries, and has delivered its report with respect to the audited consolidated financial statements and schedules incorporated by reference into each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(v) Title to Real and Personal Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (ii) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (iii) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(w) IT Systems. The Company and its Subsidiaries own or have a valid right to access and use as used in their businesses all material information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases used by or for the Company and its Subsidiaries (collectively, “IT Systems”). The Company and its Subsidiaries’ IT Systems (i) are in all material respects adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its Subsidiaries as currently conducted, (ii) have not materially malfunctioned or failed in any manner that has resulted in a material disruption to the business of the Company or any of its Subsidiaries, and (iii) are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware, malicious code, and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards consistent with applicable regulatory standards and reasonable industry practices to maintain and protect their material confidential information and the integrity, confidentiality, availability and continuous operation, backup, disaster recovery, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data) used, gathered, or processed in connection with their businesses as currently conducted and, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there have been no breaches, violations, outages or unauthorized uses of or accesses to same (except for those that have been fully remedied without material cost or liability or the duty to notify any other person) nor any material incidents under internal review or investigations relating to the same. The Company and its Subsidiaries have since May 25, 2018 complied (and are presently in compliance) in all material respects with all applicable laws or regulations, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data (as defined below) and to the protection of such IT Systems and Personal Data from loss and against unauthorized use, access, misappropriation, misuse, disclosure or modification.

(x) Intellectual Property. The Company and its Subsidiaries exclusively own all right, title, and interest in and to all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, domain names, know-how, proprietary rights and processes and other intellectual property (including all registrations and applications thereof and all goodwill associated therewith) anywhere in the world (collectively, “Intellectual Property”) owned or purported to be owned, in whole or in part, by the Company and its Subsidiaries (collectively, “Owned IP”) and own or otherwise have the valid right to use all other Intellectual Property and IT Systems that are used in or necessary to conduct the business of the Company and its Subsidiaries as currently conducted and as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, in each case, free and clear of all liens, encumbrances, or orders, except where the failure to so own or possess or have a right to use would not reasonably be expected to have a materially adverse impact on the Company or its Subsidiaries or the operation of any of their businesses. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and except as would not, individually or in the aggregate, reasonably be expected to have a materially adverse impact on the Company or its Subsidiaries or the operation of any of their businesses, there are no outstanding options, licenses or agreements or orders or judgments of any kind relating to the Owned IP or to which the Company or any of its Subsidiaries are a party or are otherwise bound that are required to be set forth therein. Except as would not, individually or in the aggregate, reasonably be expected to have a materially adverse impact on the Company or its Subsidiaries or the operation of any of their businesses, to the Company’s knowledge, there has not been any infringement by any third party of any Owned IP. Except as would not, individually or in the aggregate, reasonably be expected to have a materially adverse impact on the Company or its Subsidiaries or the operation of any of their businesses, neither the Company or its Subsidiaries nor the operation of their businesses has in the past six (6) years infringed, misappropriated or otherwise violated, nor currently infringes, misappropriates or otherwise violates the Intellectual Property of any other person or entity. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, and except as would not, individually or in the aggregate, reasonably be expected to have a materially adverse impact on the Company or its Subsidiaries or the operation of any of their businesses, neither the Company nor any of its Subsidiaries has received in the last six (6) years any written communications alleging that the Company or any of its Subsidiaries has violated, infringed or misappropriated any of the Intellectual Property of any other person or entity that have not been resolved in a commercially reasonable manner. Except as would not, individually or in the aggregate, reasonably be expected to have a materially adverse impact on the Company or its subsidiaries or the operation of any of their businesses, the Company and its Subsidiaries have taken commercially reasonable measures to prevent the unauthorized dissemination or publication of their trade secrets or other material confidential information and, to the extent contractually required to do so, the trade secrets or other confidential information of third parties in their possession. To the knowledge of the Company, the Company and its Subsidiaries have used and distributed all software and other materials distributed under a “free,” “open source” or similar licensing model (including but not limited to the GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Materials”) in compliance in all material respects with all license terms applicable to such Open Source Materials. Except as would not individually or in the aggregate, reasonably be expected to have a materially adverse impact on the Company or its Subsidiaries or the operation of any of their businesses, neither the Company nor any of its Subsidiaries has used or distributed any Open Source Materials in a manner that requires or has required the Company or any of its Subsidiaries to (A) permit a third party to reverse-engineer, (B) disclose or distribute to third parties in source code form, or (C) license to third parties for the purpose of making derivative works at no charge, any products or services owned by the Company or any of its Subsidiaries, or any software code or other technology owned by the Company or any of its Subsidiaries.

(y) Data Privacy. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company operates and has operated its business in a manner compliant with all applicable privacy, data security and data protection laws, rules and regulations of any governmental or regulatory authority (“Privacy Rules”), all contractual obligations and all Company privacy policies, in each case, applicable to the collection, handling, usage, disclosure, transfer, storage, and other processing, whether or not done by automated means, of all data or information relating to a natural person who can be directly or indirectly identified from that information, whether in isolation or when combined with other information, or that otherwise constitutes personal data, personal information or personally identifiable information, including IP addresses and device identifiers under applicable Privacy Rules (“Personal Data”) except in each case to the extent that failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the extent required to maintain compliance with applicable Privacy Rules, the Company has required and does require all third parties to which it provides any Personal Data to maintain the privacy and security of such Personal Data, including by contractually requiring such third parties to protect such Personal Data from unauthorized access by and/or disclosure to any unauthorized third parties. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and except as would not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect: (i) the Company has not experienced any unauthorized access to, or unauthorized disclosure of, Personal Data maintained by the Company and (ii) the Company has not received any complaints, claims, audits, investigations, lawsuits, enforcement actions, consent orders or allegations related to IT System security related incidents, violations of Privacy Rules by the Company or otherwise related to the collection, handling, usage, disclosure, transfer, storage, security or other processing of Personal Data.

(z) No Undisclosed Relationships. To the Company’s knowledge, no relationship, direct or indirect, exists between or among the Company or any Subsidiary, on the one hand, and the directors, officers, shareholders or other affiliates of the Company or any Subsidiary, on the other, that is required by the Securities Act to be described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and that is not so described in such documents.

(aa) Investment Company Act. The Company is not, and after giving effect to the consummation of the Exercise and/or the Consent Solicitation will not be, required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(bb) Taxes. The Subsidiary formed to effect the cashless exercise of the Warrants in the Exercise is a domestic eligible entity with a single owner treated as a disregarded entity for U.S. federal income tax purposes under Treasury Regulations Section 301.7701-3(b)(1)(ii). The Company and each Subsidiary have (i) paid all federal, state, local and foreign taxes required to be paid by each of them through the date of this Agreement, except with respect to matters contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with U.S. GAAP, and (ii) filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement, in each case, except where the failure to so pay or file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, and no tax deficiency has been determined adversely to the Company or any Subsidiary which, singly or in the aggregate, has had (nor does the Company nor any Subsidiary have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or the Subsidiaries and which could reasonably be expected to have) a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

(cc) Licenses and Permits. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company and each Subsidiary possess all licenses, sub-licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, except to the extent that the failure to possess such certificates, authorizations, licenses, consents, approvals or permits would not be material to the Company and the Subsidiaries, taken as a whole, and except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus neither the Company nor any Subsidiary has received any notice of the revocation or modification of any such license, sub-license certificate, authorization or permit or has any reason to believe that such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course, which, in each case, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

(dd) No Labor Disputes. No material labor dispute with the employees of the Company or any Subsidiary exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could, singly or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

(ee) Certain Environmental Matters. The Company and each Subsidiary (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

(ff) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is sponsored or maintained by the Company, or any Subsidiary, or with respect to which the Company or any Subsidiary has liability, including on account of any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that is regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)), in each case, other than a multiemployer plan (as defined in Section 3(37) of ERISA) (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no such Plan has failed (whether or not waived), to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) none of the Company or any Subsidiary has incurred, including on account of any member of the Controlled Group, any material liability under Title IV of ERISA in respect of a Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA; (v) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or may rely upon a favorable opinion or advisory opinion, as applicable, from the Internal Revenue Service, and, to the Company’s knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and (vi) to the Company’s knowledge, there is no pending audit or investigation by the U.S. Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any non-U.S. regulatory agency with respect to any Plan, except in each case with respect to the events or conditions set forth in (i) through (vi) hereof, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, have, or reasonably be expected to have, a Material Adverse Effect, (A) there has not occurred nor is there reasonably likely to occur a material increase in the aggregate amount of contributions required to be made to all Plans required to be funded pursuant to Section 412 of the Code or Section 302 of ERISA by the Company or its Subsidiaries in the current fiscal year of the Company and its Subsidiaries compared to the amount of such contributions made in the Company’s and its Subsidiaries most recently completed fiscal year, and (B) neither the Company nor any of its Subsidiaries has or has had any “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) with respect to any Plan.

(gg) Sarbanes-Oxley; Internal Accounting Controls. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that (i) complies with the requirements of the Exchange Act applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (iii) is designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that has been designed to comply with the requirements of the Exchange Act applicable to the Company, and such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective. The Company’s internal control over financial reporting is effective and except as disclosed in the Prospectus, including the information incorporated by reference therein, the Company is not aware of any material weaknesses in its internal control over financial reporting that have not been remediated (it being understood that this paragraph shall not require the Company to comply with Section 404(b) of the

Sarbanes-Oxley Act of 2002 as of an earlier date than it would otherwise be required to so comply under applicable law). Since the date of the latest audited financial statements included in or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, except as disclosed therein, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(hh) Insurance. The Company and its Subsidiaries taken as a whole are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commercially reasonable and customary for the conduct of their collective business; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, singly or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

(ii) No Unlawful Payments. Neither the Company nor any of its Subsidiaries, nor any director or officer of the Company or any of its Subsidiaries, nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with, performing a service for or otherwise acting on behalf of the Company or any of its Subsidiaries or any of its or their directors or officers has in the past five years (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and its Subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither the Company nor any of its Subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws.

(jj) Compliance with Anti-Money Laundering Laws. The operations of the Company and each Subsidiary are and have been conducted at all times in the past five years in compliance with the requirements of all applicable anti-money laundering laws, regulations or orders relating to money laundering, terrorist financing or the proceeds of criminal activity, including but not limited to: (i) the Bank Secrecy Act of 1970, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the rules and regulations promulgated thereunder; (ii) the European Union Money Laundering Directives and member states’ implementing legislation; (iii) the UK Terrorism Act 2000; and (iv) the anti-money laundering laws of the various jurisdictions in which the Company and each Subsidiary conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk) No Conflicts with Sanctions Laws.

(i) Neither the Company nor any Subsidiary, nor any director or officer of the Company or any Subsidiary, nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries is an individual or entity (“Person”) that is or is owned or controlled by one or more Persons that are:

(A) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), (including, without limitation the designation on the Specially Designated Nationals and Blocked Persons List), the U.S. Department of Commerce, or the U.S. Department of State (B) the European Union or any European Union member state, Her Majesty’s Treasury, the United Nations Security Council, or (C) any other relevant sanctions authority (collectively, “Sanctions”), or

(B) located, organized, or resident in a country or territory that is the subject or target of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic regions of Ukraine) (a “Sanctioned Jurisdiction”).

(ii) The Company will not directly or knowingly indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions, or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise) or in a manner reasonably expected to result in the imposition of Sanctions on any such Person.

(iii) Neither the Company nor any of its Subsidiaries is engaged in, will engage in, or has, at any time in the past five years, engaged in, any dealings or transactions with or involving (A) any Person that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or (B) any Sanctioned Jurisdiction in violation of Sanctions.

(iv) The Company and its Subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve compliance with Sanctions.

(ll) No Solicitation. The Company has not paid or agreed to pay to any person any compensation for (i) soliciting another to purchase any of its securities or (ii) soliciting Exercises or Consents by holders of Warrants (except as contemplated with respect to the Consent Solicitation and Exercise in this Agreement).

(mm) No Registration Rights. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, no person has the right to require the Company or any Subsidiary to register any securities for sale under the Securities Act by reason of the filing of the Pre-Effective Registration Statement or the Registration Statement with the Commission.

(nn) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the Exercise.

(oo) Forward-Looking Statements. Nothing has come to the attention of the Company that has caused it to believe that the forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(pp) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith.

(qq) Registration Fees. The Company has paid the registration fee for the Registration Statement pursuant to Rule 456(a) under the Securities Act or will pay such fee within the time period required by such rule and in any event prior to the Expiration Date.

(rr) No Ratings. There are (and prior to the Exercise Date, will be) no debt securities or preferred shares issued or guaranteed by the Company or any Subsidiary that are rated by a “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act.

(ss) No SPAC Private Placement Warrants. To the Company’s knowledge, all of the warrants initially issued to dMY Sponsor II, LLC (“Sponsor”) in a private placement simultaneously with the closing of dMY Technology Group, Inc. II’s (“dMY”) initial public offering that closed on August 18, 2020, are no longer held by the Sponsor, dMY’s former officers and directors, or any of their permitted transferees.

(tt) Foreign Private Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act (“Foreign Private Issuer”).

(uu) Gaming Compliance. Where required to do so under applicable gaming law or as requested by any gaming regulatory authority, all relevant directors, officers, contractors and employees of the Company have obtained and hold personal management licenses (or jurisdictional equivalent license) and those licenses, registrations or findings of suitability are in full force and effect, except where the failure to obtain or maintain such licenses would not have a Material Adverse Effect. The Company has not, to the knowledge of the Company, done or omitted to do anything in breach of the applicable gaming laws of any jurisdictions in which it holds a relevant gaming license, except for any breach that would not reasonably be expected to have a Material Adverse Effect. The Company has not received a written notice from a governmental entity alleging that the business of the Company infringes or violates any applicable gaming law in any material respect or is in material breach of the terms of any relevant gaming license held by the Company or that such a governmental entity intends to pursue any review or investigation which might conclude with the imposition of any material sanction on the Company.

(vv) No Transfer Taxes or Other Fees. There are no transfer, stamp, issue, registration, documentary taxes or other similar fees or charges under the laws of Guernsey, U.S. federal law, or the laws of any U.S. state, or any political subdivision thereof, required to be paid in connection with the execution and delivery by the Company of this Agreement or the other Transaction Documents or the consummation by the Company of the transactions contemplated by the Offering Documents.

Any certificate signed by any officer of the Company and delivered to the Solicitation Agent or counsel for the Solicitation Agent in connection with the Exercise or the Consent Solicitation shall be deemed a representation and warranty by the Company as to matters covered thereby to the Solicitation Agent. The Company acknowledges that, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Solicitation Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

4. Representations, Warranties and Agreements of the Solicitation Agent. The Solicitation Agent hereby represents, warrants and agrees that the Solicitation Agent will not (1) cause to be disseminated to holders, dealers or the public any written material for or in connection with the Exercise or the Consent Solicitation other than one or more of the Offering Documents, or (2) make any public oral communications relating to the Exercise or the Consent Solicitation that have not been previously approved by the Company except as contemplated in the penultimate sentence of Section 6 of this Agreement.

5. Agreements. The Company agrees with the Solicitation Agent that:

(a) The Company will furnish to the Solicitation Agent and to counsel for the Solicitation Agent, without charge, during the period beginning on the Commencement Date and continuing to and including the Exercise Date, copies of the Offering Documents and any amendments and supplements thereto in such quantities as the Solicitation Agent may reasonably request.

(b) Prior to the termination of the Exercise and the Consent Solicitation, the Company will not file any amendment to the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus unless the Company has furnished the Solicitation Agent a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which the Solicitation Agent reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective, or filing of the Preliminary Prospectus or the Prospectus is otherwise required under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, the Company will cause the Preliminary Prospectus or the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) or in an amendment to the Registration Statement, whichever is applicable, within the time period prescribed. The Company will promptly advise the Solicitation Agent (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Preliminary Prospectus or the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission, (iii) when, prior to termination of the Exercise and the Consent Solicitation, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus or for any additional information, (v) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Ordinary Shares for sale in any jurisdiction within the United States or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal. The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of the Expiration Date as practicable.

(c) The Company will comply with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder so as to permit the completion of the Exercise and the Consent Solicitation as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Exercise or the Consent Solicitation is required to be delivered under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, any event occurs as a result of which the Offering Documents, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Offering Documents to comply with applicable law, the Company will promptly: (i) notify the Solicitation Agent of any such event or non-compliance at which time the Solicitation Agent shall be entitled to cease soliciting consents in the Exercise and the Consent Solicitation until such time as the Company has complied with clause (iii) of this sentence; (ii) subject to the requirements of the first sentence of the above paragraph (b), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any such amendment or supplement to the Solicitation Agent and counsel for the Solicitation Agent without charge in such quantities as the Solicitation Agent may reasonably request. The Company will also promptly inform the Solicitation Agent of any litigation or administrative action with respect to the Exercise or the Consent Solicitation.

(d) The Company agrees to advise the Solicitation Agent promptly of (i) any proposal by the Company to withdraw, rescind or modify the Offering Documents or to withdraw, rescind or terminate the Exercise or the Consent Solicitation or the exercise by the Company of any right not to accept exercises of the Warrants pursuant to the Exercise or the Consent Solicitation, (ii) its awareness of the issuance of a stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use by the Commission or any other regulatory authority, or the institution or threatening of any proceedings for that purpose (and will promptly furnish the Solicitation Agent with a copy of any such order), (iii) its awareness of the occurrence of any development that could reasonably be expected to result in a Material Adverse Change and (iv) any other non-privileged information relating to the Exercise, the Consent Solicitation, the Offering Documents or this Agreement which the Solicitation Agent may from time to time reasonably request.

(e) The Company will make generally available to its security holders and the Solicitation Agent as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(f) The Company will arrange, if necessary, for the qualification of the Ordinary Shares for offer or sale in connection with the Exercise under the laws of such jurisdictions as the Solicitation Agent may designate and will maintain such qualifications in effect so long as required for such offer or sale; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Ordinary Shares in connection with the Exercise, in any jurisdiction in which it is not now so subject. The Company will promptly advise the Solicitation Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Ordinary Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g) Prior to the termination of the Exercise, the Company will not, and will not permit any of its Affiliates to, resell any Ordinary Shares that have been acquired by them.

(h) The Company will ensure that the Ordinary Shares are eligible for clearance and settlement through The Depository Trust Company.

(i) The Company agrees not to accept any exercise of any Warrants except exercises pursuant to the Exercise, following receipt of the requisite consent pursuant to the Consent Solicitation, and permitted under applicable laws and regulations. For the avoidance of doubt, the Company can accept exercises of Warrants pursuant to the terms of the Warrant Agreement without giving effect to the Warrant Amendment No. 2.

(j) None of the Company, its Affiliates or any person acting on its or their behalf will take, directly or indirectly, any action that is designed to cause or result, or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Ordinary Shares or the exercise of Warrants in the Exercise.

(k) The Company has arranged for D.F. King & Co., Inc. to serve as Information Agent and for Continental Stock Transfer & Trust Company to serve as Warrant Agent and authorizes the Solicitation Agent to communicate with each of the Information Agent and the Warrant Agent to facilitate the Exercise and the Consent Solicitation.

(l) The Company will comply in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder, including Rule 13e-4 and Rule 14e-1 under the Exchange Act (including taking the actions necessary to ensure that the procedural requirements of Rule 14e-1 are satisfied), in connection with the Exercise and the Consent Solicitation, the Offering Documents and the transactions contemplated hereby and thereby. The Company will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exercise and the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

(m) The Company agrees to pay the costs and expenses relating to the transactions contemplated hereunder, including without limitation the following: (i) the preparation of this Agreement, the issuance of the Ordinary Shares and the fees of the Information Agent and Warrant Agent; (ii) the preparation, printing or reproduction of the Offering Documents and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Documents (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exercise and the Consent Solicitation; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Ordinary Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Ordinary Shares; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exercise and the Consent Solicitation; (vi) any registration or qualification of the Ordinary Shares for offer and sale under the blue sky laws of the several states or any non-U.S. jurisdiction; (vii) transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective participants in the Exercise and the Consent Solicitation; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (with such expense reimbursement of external legal counsel not to exceed $200,000 without the prior written consent of the Company) for the Company; (ix) fees and expenses incurred in connection with listing the Ordinary Shares on the NYSE; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the Exercise and the Consent Solicitation.

(n) The Company will promptly notify the Solicitation Agent if the Company ceases to be an Emerging Growth Company or Foreign Private Issuer at any time prior to the Exercise Date.

6. Conditions to the Obligations of the Solicitation Agent. The obligations of the Solicitation Agent under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Commencement Date, any date on which Offering Documents are distributed to holders of the Warrants, the Effective Date, the Expiration Date, and the Exercise Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) As of the Exercise Date, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission; and the Prospectus shall have been timely filed with the Commission under the Securities Act; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Solicitation Agent.

(b) At the Commencement Date and the Exercise Date, the Company shall have requested and caused an opinion and negative assurance letter of Kirkland & Ellis LLP, counsel to the Company, dated the Commencement Date or Exercise Date, as applicable, in form and substance reasonably satisfactory to the Solicitation Agent to have been delivered to the Solicitation Agent, in each case addressed to, and in form and substance satisfactory to, the Solicitation Agent.

(c) At the Commencement Date and the Exercise Date, the Company shall have requested and caused an opinion of Carey Olsen (Guernsey) LLP, counsel for the Company in respect of certain matters of Guernsey law, as applicable, in form and substance reasonably satisfactory to the Solicitation Agent to have been delivered to the Solicitation Agent, in each case addressed to, and in form and substance satisfactory to, the Solicitation Agent.

(d) At the Commencement Date and the Exercise Date, the Solicitation Agent shall have received from White & Case LLP, counsel for the Solicitation Agent, such opinion and negative assurance letter, in each case addressed to the Solicitation Agent with respect to the Exercise and the Consent Solicitation, as the Solicitation Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purposes of enabling them to pass upon such matters.

(e) At the Exercise Date, the Company shall have furnished to the Solicitation Agent a certificate of the Company signed by the Chief Financial Officer of the Company, dated as of the Exercise Date, to the effect that the signer of such certificate has carefully examined the Offering Documents, any amendment or supplement to the Offering Documents and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct as of the Exercise Date with the same effect as if made on the Exercise Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Exercise Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Offering Documents (exclusive of any amendment or supplement thereto), there has been no Material Adverse Change, except as set forth in or contemplated in the Offering Documents (exclusive of any amendment or supplement thereto).

(f) At each of the Commencement Date and the Exercise Date, the Company shall have requested and caused WithumSmith+Brown, PC to furnish to the Solicitation Agent letters, dated respectively as of the Commencement Date and the Exercise Date, in form and substance reasonably satisfactory to the Solicitation Agent containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information included in or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, provided that the letters delivered at each of the Commencement Date and Exercise Date shall use a “cut-off date” not earlier than three business days prior to such time of delivery.

(g) Subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Offering Documents (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Offering Documents (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Solicitation Agent, so material and adverse as to make it impractical or inadvisable to market the Exercise or the Consent Solicitation, deliver the Ordinary Shares or solicit Exercises as contemplated by the Offering Documents (exclusive of any amendment or supplement thereto).

(h) Prior to the Exercise Date, the Company shall have obtained all consents, approvals, authorizations and orders of, and shall have duly made all registrations, qualifications and filing with, any court or regulatory authority or other governmental agency or instrumentality required in connection with the making and consummation of the Consent Solicitation and Exercise and the execution, delivery and performance of this Agreement.

(i) Prior to the Exercise Date, the Company shall have delivered to the Solicitation Agent and its counsel such further information, certificates and documents as they may reasonably request.

(j) Prior to the Exercise Date, the Ordinary Shares shall have been approved for listing, subject to notice of issuance, on the NYSE.

If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Solicitation Agent and its counsel, this Agreement and all obligations of the Solicitation Agent hereunder may be cancelled by the Solicitation Agent at, or at any time prior to, the Exercise Date. In such event, the Solicitation Agents shall be entitled to publicly disclose the cancellation of its participation in the Exercise and the Consent Solicitation via press release, subject to prior notification of the Company. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

7. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Solicitation Agent, the directors, officers, employees, agents and Affiliates of the Solicitation Agent and each person who controls the Solicitation Agent within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which the Solicitation Agent may become subject under the Securities Act, the Exchange Act or other federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) relate to, arise out of, or are based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus, the Schedule TO, the Rule 165 Material, and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exercise or the Consent Solicitation, each as prepared or approved by the Company or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (3) the Company’s failure to make or consummate the Exercise or the Consent Solicitation or the withdrawal, rescission, termination, amendment or extension of the Exercise or the Consent Solicitation or any failure on the Company’s part to comply with the terms and conditions contained in the Offering Documents, (4) any action or failure to act by the Company or its directors, officers, agents or employees or by any indemnified party at the request or with the consent of the Company, or (5) otherwise related to or arising out of the Exercise, the Consent Solicitation, and/or the Solicitation Agent’s engagement hereunder or any transaction or conduct in connection therewith, except that clauses (3) and (4) shall not apply with respect to the portion of any losses that are finally judicially determined by a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of such indemnified party, and in the case of clause (1), (2), (3), (4) or (5) of this sentence, the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Solicitation Agent Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b) The Solicitation Agent agrees to indemnify and hold harmless the Company, each of its directors, officers, employees and agents and each person who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Solicitation Agent, but only with reference to the Solicitation Agent Information. This indemnity agreement will be in addition to any liability that the Solicitation Agent may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Solicitation Agent agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the Company and the Solicitation Agent may be subject in such proportion as is appropriate to reflect the relative benefits received by the Solicitation Agent, on the one hand, and the Company, on the other. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Solicitation Agent shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Solicitation Agent on the other in connection with the statements, omissions, actions or failure to act that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Solicitation Agent on the other hand shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exercise and/or Consent Solicitation (whether or not consummated) bears to the fees actually received by the Solicitation Agent pursuant to Section 2 hereof (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exercise and/or the Consent Solicitation shall equal (i) if the Exercise and the Consent Solicitation is consummated, the total market value of the Ordinary Shares (as of the Expiration Date) issued, or (ii) if the Exercise and the Consent Solicitation are not consummated, the total market value (as of the date when the Exercise and the Consent Solicitation are terminated or otherwise withdrawn by the Company) of the Ordinary Shares, based on the maximum number of Warrants that could be exercised in the Exercise and the Consent Solicitation as described in the Preliminary Prospectus or Prospectus immediately before the termination or withdrawal of the Exercise and the Consent Solicitation. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or any other alleged conduct relates to information provided by the Company, or other conduct by the Company, on the one hand, or the Solicitation Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Solicitation Agent agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary above (other than with respect to uncovered losses), in no event shall BofA Securities, Inc. be responsible under this paragraph for any amounts in excess of the amount of the compensation actually paid by the Company to BofA Securities, Inc. in connection with the engagement (exclusive of amounts paid for reimbursement of expenses under the Agreement, including this Section 7, and amounts paid under this Section 7). Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Solicitation Agent within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Solicitation Agent shall have the same rights to contribution as such Solicitation Agent, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

8. Certain Acknowledgments. The Company understands that you and your affiliates (together, the “Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research). Members of the Group and businesses within the Group generally act independently of each other, both for their own account and for the account of clients. Accordingly, there may be situations where parts of the Group and/or their clients either now have or may in the future have interests, or take actions, that may conflict with our interests. For example, the Group may, in the ordinary course of business, engage in trading in financial products or undertake other investment businesses for their own account or on behalf of other clients, including, but not limited to, trading in or holding long, short or derivative positions in securities, loans or other financial products of the Company, or other entities connected with the Exercise or the Consent Solicitation.

In recognition of the foregoing, the Company agrees that the Group is not required to restrict its activities as a result of this engagement, and that the Group may undertake any business activity without further consultation with or notification to the Company. Neither this Agreement, the receipt by the Group of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict the Group from acting on behalf of other customers or for its own account. Furthermore, the Company agrees that neither the Group nor any member or business of the Group is under a duty to disclose to the Company or use on behalf of the Company any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with the Group’s long-standing policy to hold in confidence the affairs of its customers, the Group will not use confidential information obtained from the Company except in connection with its services to, and its relationship with the Company.

The Company hereby acknowledges that you are acting as principal and not as a fiduciary of the Company, and the Company’s engagement of you in connection with the transactions contemplated herein is as an independent contractor, on an arms-length basis under this Agreement with duties solely to the Company, and not in any other capacity including as a fiduciary. Neither this Agreement, your performance hereunder nor any previous or existing relationship between the Company, and any member of or business within the Group will be deemed to create any fiduciary relationship. Neither this engagement, nor the delivery of any advice in connection with this engagement, is intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company) as against the Group or their respective directors, officers, agents and employees. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the transactions contemplated herein (irrespective of whether any member of or business within the Group has advised or is currently advising the Company on related or other matters).

9. Termination; Representations, Acknowledgments and Indemnities to Survive.

(a) Subject to clause (c) below, this Agreement may be terminated by the Company, at any time upon notice to the Solicitation Agent, if (i) at any time prior to the Exercise Date, the Consent Solicitation and Exercise is terminated or withdrawn by the Company for any reason, or (ii) the Solicitation Agent does not comply with all of its covenants under this Agreement.

(b) Subject to clause (c) below, this Agreement may be terminated by the Solicitation Agent, at any time upon notice to the Company, if (i) at any time prior to the Exercise Date, the Consent Solicitation and Exercise is terminated or withdrawn by the Company for any reason, (ii) the Company does not comply in all material respects with any covenant specified in Section 1, (iii) the Company shall publish, send or otherwise distribute any amendment or supplement to the Offering Documents to which the Solicitation Agent shall reasonably object or which shall be reasonably disapproved by the counsel to the Solicitation Agent or (iv) the Solicitation Agent cancels the Agreement pursuant to Section 6.

(c) The respective agreements, representations, warranties, acknowledgments, indemnities and other statements of the Company or its officers, and of the Solicitation Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Solicitation Agent or the Company, or any of the officers, directors or controlling person of the Company, and will survive delivery of and payment for the Ordinary Shares. The provisions of Section 2, Section 5(m), Section 7, and Section 16 hereof, and this Section 9(c), shall survive the termination or cancellation of this Agreement.

10. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Solicitation Agent is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Solicitation Agent to properly identify its clients.

11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Solicitation Agent, will be mailed or delivered to BofA Securities, Inc. at One Bryant Park, New York, New York 10036, with a copy to (which shall not constitute notice) White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, Attention: Elliott Smith and Laura Katherine Mann, elliott.smith@whitecase.com and laurakatherine.mann@whitecase.com, or, if sent to the Company, to the 9th Floor, 10 Bloomsbury Way, London, WC1A 2SL, United Kingdom, with a copy to (which shall not constitute notice) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention: Ross M. Leff, ross.leff@kirkland.com.

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and, except as expressly set forth in Section 5(k) hereof, no other person will have any right or obligation hereunder.

13. Entire Agreement. Except for the letter agreement, dated November 11, 2022, between the Company and the Solicitation Agent, this Agreement, and any documents referred to in it, constitute the whole agreement between the parties and supersede any arrangements, understanding or previous agreement between them relating to the subject matter they cover. In the event of any inconsistency between this Agreement and any documents referred to in it, the terms of this Agreement shall prevail.

14. Submission to Jurisdiction. The Company hereby submits to the jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company, and may be enforced in any court to the jurisdiction of which the Company, are subject by a suit upon such judgment. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Company, at the address in effect for notices to it under this Agreement and agrees that such service shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

17. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

18. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

19. Currency. Each reference in this Agreement to U.S. dollars (the “relevant currency”), including by use of the symbol “$”, is of the essence. To the fullest extent permitted by law, the obligation of the Company in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

20. Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York, NY.

“Commencement Date” shall mean the date of commencement (as defined in Rule 13e-4 under the Exchange Act) of the Consent Solicitation.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Effective Date” shall mean the time the Registration Statement is declared effective under the Securities Act.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exercise” shall mean the exercise of Warrants, by the holder thereof, on or prior to the Expiration Date, for cash or on a cashless basis pursuant to Warrant Amendment No. 1 and at the Reduced Exercise Price.

“Exercise Date” shall mean the date on which the Company issues the Ordinary Shares upon exercise of the Warrants pursuant to the Exercise.

“Expiration Date” shall mean the date of the expiration of the Consent Solicitation, which shall occur one minute after 11:59 p.m., Eastern Standard Time, on January 19, 2023 or such later time and date as may be extended by the Company in its sole discretion on or prior to which date Warrant holders must determine whether or not to exercise their Warrants pursuant to the Exercise.

“Information Agent” shall mean D.F. King & Co., Inc.

“Liens” shall mean a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Change” shall mean, with respect to the Company, any change or development that is materially adverse to (i) the general affairs, management, results of operations, condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business or (ii) the Company’s ability to perform its obligations under any Transaction Document or to consummate the transactions contemplated by the Offering Documents.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, properties, business or condition (financial or otherwise), or shareholders’ equity of the Company and the Subsidiaries, taken as a whole or (iii) a material adverse effect on the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

“Offering Documents” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the Schedule TO, the Rule 165 Material, and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exercise or the Consent Solicitation, each as prepared or approved by the Company.

“Ordinary Shares” means the ordinary shares of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Pre-Effective Registration Statement” shall mean the registration statement on Form F-4 (File No. 333-268457), initially filed by the Company with the Commission on November 18, 2022, as amended by Amendment No. 1 to the Form F-4, filed by the Company with the Commission on the Commencement Date, in connection with the Consent Solicitation and the Exercise under the Securities Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it is initially filed with the Commission.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, as amended or supplemented from time to time, including any documents incorporated therein by reference.

“proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the final prospectus included in the Registration Statement, including any documents incorporated therein by reference, except that if the final prospectus furnished to the Solicitation Agent for use in connection with the Exercise and the Consent Solicitation differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act), the term “Prospectus” shall refer to the final prospectus furnished to the Solicitation Agent for such use (including any documents incorporated therein by reference).

“Reduced Exercise Price” means an Exercise Price that is 74% of the volume-weighted average price for the one-Trading Day period on the Trading Market on January 17, 2023, which is the second Trading Day prior to the Expiration Date (if and only if such Reduced Exercise Price would be less than $11.50 per share).

“Registration Statement” shall mean the registration statement filed by the Company with the Commission in connection with the Exercise and the Consent Solicitation under the Securities Act, including exhibits thereto and any documents incorporated therein by reference or deemed part of such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Securities Act relating thereto after the effective date of such registration statement, shall also mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement.

“Rule 165 Material” shall mean any written communication made in connection with or relating to the Exercise and the Consent Solicitation in reliance on Rule 165 of the Securities Act, and filed by the Company with the Commission pursuant to Rule 425 under the Securities Act.

“Schedule TO” shall mean the tender offer statement on Schedule TO (File No. 005-93523), initially filed by the Company with the Commission on November 18, 2022, as amended by Amendment No. 1 to the tender offer statement filed by the Company with the Commission on December 16, 2022, as further amended by Amendment No. 2 to the tender offer statement filed by the Company with the Commission on the Commencement Date, including any documents incorporated by reference therein, with respect to the Exercise and the Consent Solicitation, including any further amendment or supplement thereto.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrant Agreement, Warrant Amendment No. 2 and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant” means the outstanding warrants of the Company governed by the Warrant Agreement.

“Warrant Agreement” means the Warrant Agreement, dated as of August 13, 2020, by and between Continental Stock Transfer & Trust Company, as warrant agent, and dMY Technology Group, Inc. II, as assumed by that certain Warrant Assumption Agreement, dated as of April 20, 2021, by and among Continental Stock Transfer & Trust Company, dMY Technology Group, Inc. II, and Genius Sports Limited.

“Warrant Amendment No. 1” means the Amended and Restated Amendment No. 1 to the Warrant Agreement, dated as of December 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

“Warrant Amendment No. 2” means the proposed amendment to the Warrant Agreement as amended in connection with the Consent Solicitation.

“U.S.” or the “United States” shall mean the United States of America.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company and the Solicitation Agent.

Very truly yours,

GENIUS SPORTS LIMITED

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Chief Financial Officer

[Signature Page – Amended and Restated Solicitation Agent Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written:

BOFA SECURITIES, INC.

By:	/s/ Fabrizio Wittenburg
Name: Fabrizio Wittenburg
Title: Managing Director, ECM

[Signature Page – Amended and Restated Solicitation Agent Agreement]